                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 25, 2005

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                              FALCON PRODUCTS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

        1-11577                                           43-0730877
 (COMMISSION FILE NUMBER)                (I.R.S. EMPLOYER IDENTIFICATION NUMBER)

                 10650 GATEWAY BLVD., ST. LOUIS, MISSOURI 63132
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (314) 991-9200
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)
[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))
[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On August 4, 2005, Sellers & Josephson Inc. ("S&J"), a wholly-owned subsidiary of Falcon Products Inc., and Horizon Motors, Inc. ("Horizon") entered into an
Asset Purchase Agreement (the "Purchase Agreement") pursuant to which, subject to certain conditions, including bankruptcy court approval, Horizon would purchase substantially all of the assets of S&J and assume certain contractual obligations for a purchase price of $4 million subject to certain adjustments.
S&J filed a motion in the United States Bankruptcy Court for the Eastern
District of Missouri, Eastern Division (the "Bankruptcy Court"), which was granted on August 25, 2005, setting forth certain sale procedures pursuant to which other prospective bidders may participate in an auction for the assets which would otherwise be purchased by Horizon at a sale hearing before the
Bankruptcy Court on September 28, 2005. The minimum bid must be at least
$4,200,000. S&J may terminate the Purchase Agreement if Horizon is not the winning bidder, provided that Horizon shall be paid a break-up fee of $200,000.

The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the copy of the Agreement which is attached hereto as Exhibit
10.1 and is incorporated herein by reference.

ITEM 8.01 OTHER EVENTS.

On August 25, 2005, Falcon Products, Inc. issued a press release, included as
Exhibit 99.1, which press release is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

EXHIBIT NO.                           DESCRIPTION OF EXHIBITS
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10.1           Asset Purchase Agreement between Sellers & Josephson Inc. and
               Horizon Motors, Inc., dated August 4, 2005.

99.1           Press Release dated August 25, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Falcon Products, Inc.

                                            By /s/ Neal R. Restivo
Date: August 30, 2005                          ---------------------------------
                                               Neal R. Restivo
                                               Corporate Vice President
                                                 and Chief Financial Officer